SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : JANUARY 3, 2004

                           COMMISSION FILE NO. 0-32885


                                 SENTICORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                                        11-3504866
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



                 2410 HOLLYWOOD BLVD., HOLLYWOOD, FLORIDA 33020
                 ----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (954) 927-0866
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)



                               21 BLACKHEATH ROAD
                           LIDO BEACH, NEW YORK 11561
                                 (678) 458-0982
                     --------------------------------------
                                 FORMER ADDRESS


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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective January 13, 2004, the client-auditor relationship between Senticore, Inc. (the "Company") and Kingery, Crouse & Hohl, P.A., ("Kingery") ceased as the former accountant resigned. On March 9, 2004, the Company engaged Stark Winter Schenkein & Co., LLP, ("Stark") as its principal independent public accountant to audit the Company's financial statements. The decision to change accountants was aproved by the Company's board of directors. Kingery had served as the Company's auditor since inception on January 5, 1999.

Stark is succeeding Kingery. Kingery audited the balance sheet of the Company as of December 31, 2001 and December 31, 2002 and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. Kingery's report on the financial statements of the Company for the fiscal years ended December 31, 2001 and December 31, 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

In connection with the audit of the Company's two most recent fiscal years ending December 31, 2002, there have been no disagreements with Kingery on any matters of accounting priciples or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Kingery would have caused Kingery to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. During the Company's two most recent fiscal years there have been no reportable events as defined in Item 301(a)(1)(v) of Regulation S-K.

The Company has authorized Kingery to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Kingery review the disclosure and Kingery has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Stark regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Kingery, the Company's previous independent accountant, as there were no such disagreements or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) during the Company's two most recent fiscal years. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Stark has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Stark did not furnish a letter to the Commission.

c)  Exhibits:

      16.1* Letter from Kingery, Crouse & Hohl, P.A.

* Filed Herein

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                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SENTICORE,  INC.

March  9,  2004

/s/  Carl  Gessner
------------------
Carl  Gessner
Chief Executive Officer

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Exhibit 16.1



March 10, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of Senticore, Inc. dated March 9, 2004, relating to Kingery, Crouse & Hohl, P.A.

/s/Kingery, Crouse & Hohl, P.A.
------------------------------
Kingery,  Crouse  &  Hohl,  P.A.

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